SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 12, 2001


                              MACROCHEM CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           Delaware                     0-13634                 04-2744744

(STATE OR OTHER JURISDICTION OF       (COMMISSION             (IRS EMPLOYER
       INCORPORATION)                 FILE NUMBER)          IDENTIFICATION NO.)



            110 Hartwell Avenue, Lexington, Massachusetts 02421-3134
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER:  (781) 862-4003
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                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

     On July 12, 2001, pursuant to a Securities Purchase Agreement with Pine Ridge Financial Ltd., DMG Legacy International, Ltd., SDS Merchant Fund, LP, Par Investment Partners, L.P., Narragansett I, LP, and Narragansett Offshore Ltd. (collectively, the "Purchasers"), MacroChem Corporation (the "Company") sold to the Purchasers 1,566,047 shares of the Company's Common Stock for approximately $10.148 million, or $6.48 per share, and issued warrants to the Purchasers. The warrants have a five-year term and are exercisable for an aggregate of 313,209 shares of Common Stock at $8.995 per share. The Company may call the Warrants should the closing price of the Company's Common Stock reach $17.99 for 15 consecutive trading days.

     The above summary is not intended to be complete and is qualified in its entirety by reference to the detailed provisions in the agreements which are attached as exhibits. In addition, a copy of the press release issued by the Company in connection with the transaction is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)      EXHIBITS:

         10.1. Securities Purchase Agreement among MacroChem Corporation, Pine Ridge Financial Ltd., DMG Legacy International, Ltd., SDS Merchant Fund, LP, Par Investment Partners, L.P., Narragansett I, LP, and Narragansett Offshore Ltd. dated as of July 12, 2001.

         10.2.    Form of Warrant dated as of July 12, 2001.

         10.3. Form of Registration Rights Agreement by and among MacroChem Corporation, Pine Ridge Financial Ltd., DMG Legacy International, Ltd., SDS Merchant Fund, LP, Par Investment Partners, L.P., Narragansett I, LP, and Narragansett Offshore Ltd. dated as of July 12, 2001.

         99.1.    Press Release.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MacroChem Corporation


Date:  July 24, 2001          By: /s/Bernard R. Patriacca
                              Name:  Bernard R. Patriacca
                              Title: Vice President, Chief Financial Officer
                                     and Treasurer

                                  EXHIBIT INDEX


    The following designated exhibits are filed herewith:


    10.1. Securities Purchase Agreement among MacroChem Corporation, Pine Ridge Financial Ltd., DMG Legacy International, Ltd., SDS Merchant Fund, LP, Par Investment Partners, L.P., Narragansett I, LP, and Narragansett Offshore Ltd. dated as of July 12, 2001.


    10.2. Form of Warrant dated as of July 12, 2001.

    10.3. Form of Registration Rights Agreement by and among MacroChem Corporation, Pine Ridge Financial Ltd., DMG Legacy International, Ltd., SDS Merchant Fund, LP, Par Investment Partners, L.P., Narragansett I, LP, and Narragansett Offshore Ltd. dated as of July 12, 2001.


    99.1  Press Release.